UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 13, 2013

SELECT INCOME REIT

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-35442	45-4071747
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-796-8303

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 13, 2013, the Board of Trustees of Select Income REIT, or the Company, adopted amended and restated bylaws of the Company, or the Amended and Restated Bylaws, effective that same day.

The Amended and Restated Bylaws revised the arbitration procedures set forth in Article XV of the Company’s prior bylaws to provide that the arbitration procedures do not apply to any action that arises under the Federal securities laws and the rules and regulations of the Securities and Exchange Commission in effect from time to time.  All other actions brought by a shareholder against the Company or any trustee, officer, manager, agent or employee of the Company continue to be subject to the arbitration procedures under the Amended and Restated Bylaws.

The foregoing description of the Company’s Amended and Restated bylaws is not complete and is subject to and qualified in its entirety by reference to the Amended and Restated Bylaws, a copy of which is attached as Exhibit 3.1, and which Amended and Restated Bylaws are incorporated herein by reference.  In addition, a marked copy of the Company’s Amended and Restated Bylaws indicating changes made to the Company’s bylaws as they existed immediately prior to the adoption of those Amended and Restated Bylaws is attached as Exhibit 3.2.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

At the annual meeting of shareholders of the Company, held on May 13, 2013, the Company’s shareholders elected Mr. Jeffrey P. Somers as the Independent Trustee in Class I of the Board of Trustees for a three year term of office until the Company’s 2016 annual meeting of shareholders and to serve until his successor shall have been elected and qualified.  Mr. Somers received the following votes:

For	Withhold	Broker Non-Vote
31,650,894	3,773,899	1,323,478

The Company’s shareholders also elected Mr. Barry M. Portnoy as the Managing Trustee in Class I of the Board of Trustees for a three year term of office until the Company’s 2016 annual meeting of shareholders and to serve until his successor shall have been elected and qualified.  Mr. Portnoy received the following votes:

For	Withhold	Broker Non-Vote
28,002,849	7,421,944	1,323,478

The Company’s shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.  This proposal received the following votes:

For	Against	Abstain	Broker Non-Vote
36,609,018	134,617	4,636	N/A

The results reported above are final voting results.

Item 8.01.  Other Events.

Trustee Compensation

On May 13, 2013, the Company updated its trustee compensation arrangements.  A summary of the Company’s currently effective trustee compensation arrangements is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

On May 13, 2013, the Company granted each of the Company’s Trustees 2,000 common shares of beneficial interest, $.01 par value, or Common Shares, valued at $27.61, the closing price of the Company’s Common Shares on the New York Stock Exchange on that day, consistent with the trustee compensation arrangements.

Item 9.01.  Financial Statements and Exhibits.

(d)                                 Exhibits.

3.1                               Amended and Restated Bylaws of Select Income REIT adopted May 13, 2013

3.2                               Amended and Restated Bylaws of Select Income REIT adopted May 13, 2013 (marked copy)

10.1                        Summary of Trustee Compensation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECT INCOME REIT

	By:	/s/ John C. Popeo
	Name:	John C. Popeo
	Title:	Treasurer and Chief Financial Officer

Dated: May 16, 2013